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                NEW ENGLAND ELECTRIC COMPANIES'

                 INCENTIVE COMPENSATION PLAN I









                                   Adopted - August 24, 1977
                                   Amended - December 5, 1978
                                   Amended - May 17, 1982
                                   Amended - July 31, 1984
                                   Amended - July 30, 1985
                                   Amended - February 9, 1987
                                   Amended - May 23, 1990
                                   Amended - December 1, 1991
                                   Amended - January 1, 1992
                                   Amended - January 1, 1994
                                   Amended - February 21, 1994
                                   Amended - January 1, 1995
                                   Amended - October 24, 1995
                                   Amended - January 1, 1998


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                        TABLE OF CONTENTS

                                                             Page

I.   PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

II.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     2.01 Base Compensation. . . . . . . . . . . . . . . . . . . . . . . .1
     2.02 Beneficial Owner. . . . . . . . . . . . . . . . . . . . . . . . 1
     2.03 Board . . . . . . . . . . . . . . . . . . . .  . . . . . . . . .1
     2.04 Bonus Award. . . . . . . . . . . . . . . . . . . . . . . . . . .2
     2.05 Category A Participant. . . . . . . . . . . . . . . . . . . . . 2
     2.06 Category B Participant. . . . . . . . . . . . . . . . . . . . . 2
     2.07 Category C Participants. . . . . . . . . . . . . . . . . . . . .2
     2.08 Change in Control. . . . . . . . . . . . . . . . . . . . . . . .2
     2.09 Committee. . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     2.10 Exchange Act. . . . . . . . . . . . . . . . . . . . . . . . . . 3
     2.11 Financial Objective. . . . . . . . . . . . . . . . . . . . . . .3
     2.12 A Major Transaction. . . . . . . . . . . . . . . . . . . . . . .3
     2.13 Management Committee. . . . . . . . . . . . . . . . . . . . . . 4
     2.14 New England Electric System. . . . . . . . . . . . . . . . . . .4
     2.15 Participant. . . . . . . . . . . . . . . . . . . . . . . . . . .5
     2.16 Performance Benchmarks. . . . . . . . . . . . . . . . . . . . . 5
     2.17 Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     2.18 Plan Year. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
     2.19 Senior Incentive Compensation Plan. . . . . . . . . . . . . . . 5
     2.20 Strategic Objectives. . . . . . . . . . . . . . . . . . . . . . 6
     2.21 System. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

III. ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     3.01 Administration and Interpretation. . . . . . . . . . . . . . . .6
     3.02 Amendment and Termination. . . . . . . . . . . . . . . . . . . .6
     3.03 Salary Approvals. . . . . . . . . . . . . . . . . . . . . . . . 6
     3.04 No Segregation of Assets; No Assignment. . . . . . . . . . . . .7
     3.05 Effectuation of Interest. . . . . . . . . . . . . . . . . . . . 7
     3.06 Accounting. . . . . . . . . . . . . . . . . . . . . . . . . . . 7

IV.  PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.01 Selection. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     4.02 Notification. . . . . . . . . . . . . . . . . . . . . . . . . . 7
     4.03 Objectives. . . . . . . . . . . . . . . . . . . . . . . . . . . 8

V.   PARTICIPANTS' COMPENSATION. . . . . . . . . . . . . . . . . . . . . .  8
     5.01 Base Compensation and Incentive Compensation. . . . . . . . . . 8

VI.  BASE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     6.01 Determination. . . . . . . . . . . . . . . . . . . . . . . . . .8

VII. INCENTIVE COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .8
     7.01 Incentive Compensation Amounts. . . . . . . . . . . . . . . . . 8
     7.02 Use of Benchmarks. . . . . . . . . . . . . . . . . . . . . . . .9
     7.03 Components. . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     7.04 Financial Objective Award. . . . . . . . . . . . . . . . . . . .9
     7.05 Strategic Objectives Award. . . . . . . . . . . . . . . . . . . 9
     7.06 Exercise of Discretion. . . . . . . . . . . . . . . . . . . . .10
     7.07 Notification of Award. . . . . . . . . . . . . . . . . . . . . 10

VIII. PAYMENT UPON CHANGE OF CONTROL. .  . . . . . . . . . . . . . . . . . 10
     8.01 Change in Control. . . . . . . . . . . . . . . . . . . . . . . 10
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IX.  GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 11
     9.01 Other Benefit Plans. . . . . . . . . . . . . . . . . . . . . . 11
     9.02 Termination of Participation; Interplan Transfer. . . . . . . .11
     9.03 Future Employment. . . . . . . . . . . . . . . . . . . . . . . 11
     9.04 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     9.05 Gender and Number. . . . . . . . . . . . . . . . . . . . . . . 12
     9.06 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . 12
     9.07 Effective Date. . . . . . . . . . . . . . . . . . . . . . . . .12

SIGNATURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12


                               ii

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                   NEW ENGLAND ELECTRIC COMPANIES'
                    INCENTIVE COMPENSATION PLAN I

I.   PURPOSE

     The purpose of the Incentive Compensation Plan I (the Plan) is to achieve and maintain a high level of corporate performance by making it possible for those selected executives whose efforts and responsibilities have direct and major influence on corporate earnings to earn significant compensation rewards in proportion to (i) corporate achievement of financial and strategic objectives and (ii) the executive's contribution thereto. This amendment, effective January 1, 1998, is designed to focus on the post-divestiture growth and profitability of the System.

II.  DEFINITIONS

     2.01 Base Compensation means the compensation referred to in Section
6.01 and includes all salary, whether received or deferred.

     2.02 Beneficial Owner shall have the meaning defined in Rule 13d-3 under the Exchange Act.

     2.03 Board means the Board of Directors of New England Electric System.

     2.04 Bonus Award means the compensation referred to in Article VII.

     2.05 Category A Participant means those Participants so designated by the Committee.

     2.06 Category B Participant means those Participants so designated by the Committee.

     2.07 Category C Participants means all Participants not designated either Category A or Category B Participants.

     2.08 Change in Control occurs when the conditions set forth in either of the following paragraphs shall have been satisfied:

     (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of New England Electric System (not including in the securities beneficially owned by such Person any securities acquired directly from New England Electric System or its affiliates) representing 20% or more of the combined voting power of New England Electric System's then outstanding securities; or

     (b) during any period of not more than two consecutive years individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with New England Electric System to effect a transaction described in clause (a) of this paragraph) whose election by the Board or nomination for election by New England Electric System's shareholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority of the Board.

     2.09 Committee means the Compensation Committee of the Board.

     2.10 Exchange Act means the Securities Exchange Act of 1934.

     2.11 Financial Objective means the same annual financial target established under Article IV of the Senior Incentive Compensation Plan for the Plan Year.

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     2.12 A Major Transaction shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

     (a) the shareholders of New England Electric System approve a merger or consolidation with any corporation or business trust, other than (i) a merger or consolidation which would result in the individuals who prior to such merger or consolidation constitute the Board constituting at least two-thirds of the board of directors of New England Electric System or the surviving or succeeding entity immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization (or similar transaction) in which no Person acquires more than 20% of the combined voting power of New England Electric System's then outstanding securities;

     (b) the shareholders of New England Electric System approve a plan of complete liquidation thereof; or

     (c) the shareholders of New England Electric System approve an agreement for the sale or disposition of all or substantially all of New England Electric System's assets, other than a sale or disposition which would result in the individuals who prior to such sale or disposition constitute the Board constituting at least two-thirds of the board of directors of the Person purchasing such assets immediately after such sale or disposition.

     2.13 Management Committee means the Chief Executive Officer of New England Electric System and the Chairman of New England Electric System.

     2.14 New England Electric System means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation, or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer, or agent thereof assumes or shall be held to any liability therefor.

     2.15 Participant means an individual who has been selected, in accordance with Section 4.01, or an equivalent prior provision, to be a participant in the Plan.

     2.16 Performance Benchmarks means those standards established by the Management Committee and the Committee to judge progress toward achievement of the Financial Objective and each Strategic Objective. Individual objective or subjective performance measures may also be developed for each Participant to assist in the evaluation of his or her contribution toward the corporate achievement of the Strategic Objectives assigned to the individual.

     2.17 Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (i) New England Electric System or any subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of New England Electric System or any subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of New England Electric System in substantially the same proportions as their ownership of shares of New England Electric System.

     2.18 Plan Year means a calendar year.

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     2.19 Senior Incentive Compensation Plan means New England Electric
Companies' Senior Incentive Compensation Plan, as amended from time to time.

     2.20 Strategic Objectives means the same Strategic Objectives established under Article IV of the Senior Incentive Compensation Plan for the Plan Year.

     2.21 System means the New England Electric System holding company system.

III. ADMINISTRATION

     3.01 Administration and Interpretation. The Plan shall be administered by the Committee, and interpretations of the Plan by the Committee shall be final and binding on all parties.

     3.02 Amendment and Termination. The Committee may amend or terminate the Plan at any time, provided that:

     (a) no such action shall affect any right or obligation with respect to any Bonus Award previously granted;

     (b) provisions of Article VIII and Sections 2.08 and 2.12 may not be amended without the written consent of any Participant affected; and

     (c) no amendment or termination of the Plan may be made after a Major Transaction unless the shareholders have rescinded their approval.

     3.03 Salary Approvals. The Committee will approve all salary changes for individual Participants.

     3.04 No Segregation of Assets; No Assignment. The New England Electric System is not required to set aside or segregate any assets of any kind to meet obligations under this Plan. A Participant has no rights under this Plan to any specific assets of the System. A Participant may not commute, sell, assign, transfer, or otherwise convey the right to receive any payments under this Plan, which payments and the right thereto shall be, to the fullest extent permitted by law, nonassignable and nontransferable, whether voluntarily or involuntarily.

     3.05 Effectuation of Interest. In the event it should become impossible for the System, the Committee, or the Management Committee to perform any act required by the Plan, the System, the Committee, or the Management Committee may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

     3.06 Accounting. The Manager of Internal Audits and the Controller will be responsible to the Committee for accounting matters directly affecting the Plan.

IV.  PARTICIPATION

     4.01 Selection. It is anticipated (but not binding) that the Committee shall select, by December 1 of each year, the Participants for the following year.

     4.02 Notification. The Management Committee shall notify those Participants who have been included in the Plan for the following year and those who have been dropped from the Plan.

     4.03 Objectives. All Participants will have the Financial Objective. Individual Participants may participate in different Strategic Objectives. Further, their Strategic Objectives may be differently weighted. The Management Committee shall determine such objectives and weighting.

V.   PARTICIPANTS' COMPENSATION

     5.01 Base Compensation and Incentive Compensation. The compensation for each Participant will consist of two parts: Base Compensation and Incentive Compensation.

VI.  BASE COMPENSATION

     6.01 Determination. A Participant's performance will be evaluated and his or her compensation, including any merit or promotional increase, will be set in accordance with the New England Electric Salary Management Program.

VII. INCENTIVE COMPENSATION

     7.01 Incentive Compensation Amounts. When the books are closed at the end of a Plan Year, the Management Committee will make recommendations to the Committee for Bonus Awards to each Participant. The Committee will act on the recommendations and the money will be distributed to the Participants based upon the Committee's determination by the March 15 following the Plan Year.

     7.02 Use of Benchmarks. The Management Committee and the Committee will use the Performance Benchmarks and individual performance measures as guides to evaluate each Participant's achievement in each area.

     7.03 Components. The Bonus Award has two components: a Financial Objective Award and a Strategic Objectives Award. The targeted Strategic Objectives Award is 22.5% of Base Compensation. The targeted Financial Objective Award is 13.5% of Base Compensation and the maximum Financial Objective Award is 22.5%.

     7.04 Financial Objective Award. The calculation of the Financial Objective Award will parallel the calculation under the New England Electric Companies' Senior Incentive Compensation Plan. If the Financial Objective Benchmark is achieved, full target credit will be given for this target. The Financial Objective Bonus Award will be adjusted up or down to reflect income greater than, or less than, the Benchmark.

     7.05 Strategic Objectives Award. Each Participant's award shall be governed by the contribution of the Participant toward meeting his or her Strategic Objectives. The Strategic Objectives Bonus Award will be adjusted downward to reflect shortfalls in Performance Benchmark achievement.

     7.06 Exercise of Discretion. The Committee is expected to use its judgment in evaluating performance, with the Objectives and Benchmarks as
standards, not cliffs.    The Committee may reduce bonuses from those
calculated by the formula if circumstances warrant. The Committee may also award bonuses outside those calculated by the formula. Further, the Committee retains the discretion, from time to time, to add or delete Strategic Objectives and to adjust Benchmarks as it deems appropriate.

     7.07 Notification of Award. The Management Committee shall be responsible for seeing that each Participant is told the basis for the amount of his or her Bonus Award.

VIII.     PAYMENT UPON CHANGE OF CONTROL

     8.01 Change in Control. In the event of a Change in Control or Major Transaction, each Participant will receive, within 30 days of the consummation of the Change in Control or of the transaction approved by the Major Transaction, a cash payment equal to the average of the bonus percentages for this Plan for the last three years prior to the Change in Control or Major Transaction times the Participant's annualized Base Compensation. Further, if the consummation of the Change in Control or of the transaction approved by the Major Transaction occurs prior to the determination and payment of the
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Bonus Award for the prior Plan Year, the Participant will also receive within
30 days a cash payment equal to said percentage times the Participant's Base Compensation received in the prior Plan Year. No further benefits will be payable from this Plan.

IX.  GENERAL PROVISIONS

     9.01 Other Benefit Plans. Bonus Awards will not be used in determining the Participant's benefits under any group insurance plan or any incentive program other than New England Electric Companies' Incentive Share Plan. Bonus Awards will be included in pension plan calculations to the extent otherwise provided in these plans.

     9.02 Termination of Participation; Interplan Transfer. If, for any reason, a Participant should cease to be actively employed by a subsidiary of the New England Electric System prior to July 1 of a Plan Year, that person will not be deemed a Participant for that year, unless the Committee determines there are extraordinary circumstances which justify inclusion. A Participant who ceases to be so actively employed during the last six months of a Plan Year will be deemed a Participant for that year on a proportional basis. The Committee will also determine the extent, if any, of participation by the person replacing a Participant. If a Participant becomes a participant in another incentive compensation plan during the Plan Year, the Participant will be deemed to be a Participant for that year on a proportional basis in each of the Plans, respectively.

     9.03 Future Employment. Neither the Plan nor the making of awards hereunder shall be construed to create any obligation to continue the Plan or to give any present or future employee any right to continued employment.

     9.04 Headings. The headings of articles and sections of the Plan are for convenience of reference only.

     9.05 Gender and Number. Unless the context requires otherwise, the singular shall include the plural; the masculine gender shall include the feminine; and such words as "herein", "hereinafter", "hereof", and "hereunder" shall refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

     9.06 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of The Commonwealth of Massachusetts.

     9.07 Effective Date.  This Amendment shall be effective January 1,
1998.



                             /s/ George M. Sage
                             __________________________________________
                             Chairman, Compensation Committee
                             Pursuant to Votes dated November 24, 1997
                             and August 25, 1998 of the Compensation
                             Committee